Exhibit 10.7(ii)

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (this “Amendment”) is entered into by and among Clearwater Paper Corporation and Gordon L. Jones, effective as of September 22, 2009.

RECITALS

A. Clearwater Paper Corporation, as successor in interest, and Mr. Jones entered into the Employment Agreement (the “Agreement”), effective as of July 28, 2008.

B. The parties now wish to enter into this Amendment to modify the Agreement to conform the definition of change-of-control to that contained in the company’s compensation and benefit plans.

NOW, THEREFORE, for valuable consideration, the parties agree as follows:

1. “30%” shall be substituted for “20%” where it appears in Section (9)(j)(i)(B) and Section (9)(j)(iii).

2. All other provisions of the Agreement will be unaffected by this Amendment and shall remain in full force and effect.

THIS AMENDMENT TO THE EMPLOYMENT AGREEMENT is executed effective as of date set forth above.

CLEARWATER PAPER CORPORATION

By:	/s/ Boh A. Dickey
Boh A. Dickey
Chair of the Board

Gordon L. Jones

/s/ Gordon L. Jones
Gordon L. Jones